     As filed with the Securities and Exchange Commission on March 12, 1998
------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   AMENDMENT
                                       TO
                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        DATE OF REPORT:  MARCH 12, 1998


                           COMMUNITY WEST BANCSHARES
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                                           77-0446957
---------------------------                        ---------------------------
  (Commission File Number)                         (IRS Employer I.D. Number)


5827 HOLLISTER AVENUE, GOLETA, CALIFORNIA                   93117
------------------------------------------                ----------
(Address of principal executive offices)                  (Zip Code)


                                 (805) 683-4944
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        A.  Financial Statements of Business Acquired.

        The Financial Statements required by this Item 7A are hereby incorporated by reference to the following documents of Goleta National Bank, the acquired business (the "Bank"), which have been filed with the Office of the Comptroller of the Currency, pursuant to applicable statutes:

        (1) The Bank's Annual Report on Form 10-K for the fiscal year ended December 31, 1996

        (2) The Bank's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997

        (3) The Bank's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997

        B.   Pro Forma Financial Information.

        Community West Bancshares, a California corporation, Goleta, California (the "Company"), was formed as a bank holding company for Goleta National Bank, a national banking association (the "Bank"). Under the terms of the Plan of Reorganization and Consolidation Agreement (the "Reorganization Agreement"), adopted by the Board of Directors of the Company and the Bank and approved by the requisite vote of the Bank's shareholders at a Special Meeting of Shareholders held on October 30, 1997, the shareholders of the Bank received shares of the Common Stock and Warrants to purchase Common Stock of the Company on a one-for-one basis at the effective time of the reorganization. Upon consummation of the reorganization, the shareholders of the Bank became the shareholders of the Company and the Bank became the wholly-owned subsidiary of the Company. The reorganization was consummated effective December 31, 1997.

        Pro Forma financial information required by this Item 7B are included in this report on Form 8-K as Exhibit 99.1 to this report. The pro forma condensed balance sheet and condensed statements of income are as of year ended December 31, 1997.

        C.  Exhibits.

            2.    Not applicable

            99.1 Pro Forma Condensed Balance Sheet and Condensed Statements of Income, as of year ended December 31, 1997.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       COMMUNITY WEST BANCSHARES


Date: March 11, 1998                   /s/ LLEWELLYN W. STONE
                                       -------------------------------------
                                       Llewellyn W. Stone
                                       President and Chief Executive Officer